UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

 ____________________________

SCHEDULE 14A

 ____________________________

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

CLASSOVER HOLDINGS, INC.
(Name of Registrant as Specified In Its Charter)

______________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Classover Holdings, Inc.

450 7th Avenue, Suite 905

New York, New York 10123

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JUNE 4, 2026

TO THE STOCKHOLDERS OF CLASSOVER HOLDINGS, INC.:

You are cordially invited to attend the Annual Meeting (the “Annual Meeting”) of stockholders of Classover Holdings, Inc. (the “Company,” “we,” “us” or “our”) to be held at 10:00 a.m. EST on June 4, 2026. The Annual Meeting will be a virtual meeting. You will be able to attend and participate in the Annual Meeting online by visiting https://www.cstproxy.com/classover/2026 or by calling the following numbers (listen-only):

Within the U.S. and Canada: 1 800-450-7155 (toll-free)

Outside of the U.S. and Canada: +1 857-999-9155 (standard rates apply)

Conference ID: 9474531#

Please see “Questions and Answers” in the accompanying proxy statement for more details.

The Annual Meeting is being held for the purpose of considering and voting upon the following proposals:

•

a proposal to approve an amendment to the Company’s articles of incorporation (the “charter”) to increase the total number of shares of Class B Common Stock, par value $0.0001 per share (the “Class B Common Stock”), the Company is authorized to issue from 40,000,000 shares to 2,500,000,000 shares (the “Authorized Share Proposal”);

•

a proposal to approve the issuance of certain shares of the Company’s Class B Common Stock pursuant to that certain Exchange Agreement, dated December 29, 2025 (the “Exchange Agreement”), by and between the Company and Solana Growth Ventures LLC (the “Investor”), as required by the Exchange Agreement and in compliance with the listing rules of the Nasdaq Stock Market (the “Nasdaq Proposal”);

•

a proposal to approve a reverse stock split (the “Reverse Stock Split”) of all of the outstanding shares of the Company’s Class A common stock, par value $0.0001 per share (the “Class A Common Stock” and together with the Class B Common Stock, the “Common Stock”), and Class B Common Stock, at a ratio, ranging from 1-for-2 to 1-for-50, to be determined by the Company’s Board of Directors in its sole discretion (the “Reverse Stock Split Proposal”);

•

a proposal to approve the future sale of up to an aggregate of 5,000,000 additional shares of Class A Common Stock to Hui Luo, the Company’s Chief Executive Officer, at a price per share equal to 150% of the prevailing market price of the Class B Common Stock at the time of each issuance, with such prevailing market price defined as the greater of (i) the official closing price of the Class B Common Stock on the day of sale and (ii) the average official closing price of the Class B Common Stock for the five trading days immediately preceding such date (the “Class A Issuance Proposal”);

•	to elect five members to the Company’s Board, to hold office until the next annual meeting and until their respective successors are duly elected and qualified (the “Director Election Proposal”); and

•	to transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

The Authorized Share Proposal, Nasdaq Proposal, Reverse Stock Split Proposal, Class A Issuance Proposal and the Director Election Proposal are more fully described in the accompanying proxy statement.

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The Company’s Board has fixed the close of business on May 8, 2026 as the date for determining the Company’s stockholders entitled to receive notice of and vote at the Annual Meeting and any adjournment thereof. Only holders of record of the Company’s Common Stock on that date are entitled to have their votes counted at the Annual Meeting or any adjournment thereof. The holders of our Class A Common Stock are entitled to 25 votes per share, holders of our Class B Common Stock are entitled to one vote per share and holders of our Series A Preferred Stock are entitled to one vote per share on an as-converted basis. As of the record date, there are 130,701 shares of Class A Common Stock outstanding, 6,787,870 shares of Class B Common Stock outstanding and 522,801 shares of Series A Preferred Stock outstanding. A complete list of stockholders of record entitled to vote at the Annual Meeting will be available for ten days before the Annual Meeting at the Company’s principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the Annual Meeting.

On the record date, the shares of Common Stock held by Hui Luo, the Company’s Chairwoman and Chief Executive Officer, and the Company’s other officers and directors (the “Majority Holders”) represented approximately 2.5% of the Company’s issued and outstanding Common Stock and approximately 32.9% of the Company’s voting power. The Majority Holders have indicated they intend to vote in favor of the Nasdaq Proposal, Reverse Stock Split Proposal and the Director Election Proposal. With respect to the Class A Issuance Proposal, given Ms. Luo’s involvement in the transaction, Ms. Luo has agreed to vote her shares in accordance with the majority vote of public holders on such proposal.

After careful consideration of all relevant factors, the Company’s Board has determined that each of the proposals to be presented at the Annual Meeting are fair to and in the best interests of the Company and its stockholders, and has declared them advisable and recommends that you vote or give instruction to vote “FOR” the Authorized Share Proposal, “FOR” the Nasdaq Proposal, “FOR” the Reverse Stock Split Proposal, “FOR” the Class A Issuance Proposal and “FOR” the election of the director nominees listed under the Director Election Proposal.

Enclosed is the proxy statement containing detailed information concerning the Authorized Share Proposal, Nasdaq Proposal, Reverse Stock Split Proposal, Class A Issuance Proposal and the Director Election Proposal and the Annual Meeting. Whether or not you plan to attend the Annual Meeting, we urge you to read this material carefully and vote your shares.

Thank you for your attention to this matter.

May 13, 2026	By Order of the Board of Directors
/s/ Hui Luo
Hui Luo Chief Executive Officer

Your vote is important. Please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Annual Meeting. If you are a stockholder of record, you may also cast your vote in person (virtually) at the Annual Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote in person (virtually) at the Annual Meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting against each of the proposals.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on June 4, 2026: This notice of meeting, the accompanying proxy statement and the Annual Report on Form 10-K for the year ended December 31, 2025 are available at https://www.cstproxy.com/classover/2026. This notice of meeting is not a form for voting and presents only an overview of the accompanying proxy statement, which you are encouraged to review before voting. Upon written or oral request, the Company will deliver a separate copy of the proxy statement to any stockholder. Stockholders may notify the Company of their requests by calling (800) 345-9588 or writing the Company at the Company’s principal executive offices at 450 7th Avenue, Suite 905, New York, New York 10123. In order to receive delivery of the requested documents, your request must be received no later than May 27, 2026.

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Classover Holdings, Inc.

450 7th Avenue, Suite 905

New York, New York 10123

PROXY STATEMENT

FOR

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 4, 2026

INTRODUCTION

Classover Holdings, Inc. (the “Company,” “we,” “us” or “our”) is providing this proxy statement in connection with the solicitation by the Board of Directors of proxies to be voted at the Annual Meeting to be held on June 4, 2026, at 10:00 a.m., Eastern time, and any adjournment or postponement thereof. The Annual Meeting will be a virtual meeting. You will be able to attend and participate in the Annual Meeting online by visiting https://www.cstproxy.com/classover/2026.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this proxy statement.

Q. What is being voted on?	A. You are being asked to vote on five proposals:

•

a proposal to approve an amendment to the Company’s articles of incorporation (the “charter”) to increase the total number of shares of Class B Common Stock, par value $0.0001 per share (the “Class B Common Stock”), the Company is authorized to issue from 40,000,000 shares to 2,500,000,000 shares (the “Authorized Share Proposal”);

•

a proposal to approve the issuance of certain shares of the Company’s Class B Common Stock pursuant to that certain Exchange Agreement, dated December 29, 2025 (the “Exchange Agreement”), by and between the Company and Solana Growth Ventures LLC (the “Investor”), as required by the Exchange Agreement and in compliance with the listing rules of the Nasdaq Stock Market (the “Nasdaq Proposal”);

•

a proposal to approve a reverse stock split (the “Reverse Stock Split”) of all of the outstanding shares of the Company’s Class A common stock, par value $0.0001 per share (the “Class A Common Stock” and together with the Class B Common Stock, the “Common Stock”), and Class B Common Stock, at a ratio, ranging from 1-for-2 to 1-for-50, to be determined by the Company’s Board of Directors in its sole discretion (the “Reverse Stock Split Proposal”);

•

a proposal to approve the future sale of up to an aggregate of 5,000,000 additional shares of Class A Common Stock to Hui Luo, the Company’s Chief Executive Officer, at a price per share equal to 150% of the prevailing market price of the Class B Common Stock at the time of each issuance, with such prevailing market price defined as the greater of (i) the official closing price of the Class B Common Stock on the day of sale and (ii) the average official closing price of the Class B Common Stock for the five trading days immediately preceding such date (the “Class A Issuance Proposal);

	•	to elect five members to the Company’s Board, to hold office until the next annual meeting and until their respective successors are duly elected and qualified (the “Director Election Proposal”); and

	•	to transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

The Company’s Board has fixed the close of business on May 8, 2026 as the date for determining the Company’s stockholders entitled to receive notice of and vote at the Annual Meeting and any adjournment thereof. Only holders of record of the Company’s Common Stock on that date are entitled to have their votes counted at the Annual Meeting or any adjournment thereof. As of the record date, there are 130,701 shares of Class A Common Stock outstanding, 6,787,870 shares of Class B Common Stock outstanding and 522,801 shares of Series A Preferred Stock outstanding.

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Q. How do the Company’s executive officers, directors and affiliates intend to vote their shares?

A. All of the Company’s directors, executive officers and their respective affiliates have indicated they intend to vote any shares of Common Stock over which they have voting control in favor of the Authorized Share Proposal, Nasdaq Proposal, Reverse Stock Split Proposal and the Board Nominees Proposal. On the record date, the shares of Common Stock held by Hui Luo, the Company’s Chairwoman and Chief Executive Officer, and the Company’s other officers and directors (the “Majority Holders”) represented approximately 2.5% of the Company’s issued and outstanding Common Stock and approximately 32.9% of the Company’s voting power. With respect to the Class A Issuance Proposal, given Ms. Luo’s involvement in the transaction, Ms. Luo has agreed to vote her shares in accordance with the majority vote of public holders on such proposal.

Q. What vote is required to adopt each proposal?

A. Authorized Share Proposal. Approval of the Authorized Share Proposal will require the affirmative vote of the holders of a majority of the voting power of the shares of the Company’s Class B Common Stock entitled to vote on such proposal.

Nasdaq Proposal. Approval of the Nasdaq Proposal will require the affirmative vote of a majority of the issued and outstanding shares of Common Stock, represented in person (virtually) or by proxy at the meeting and entitled to vote on such proposal.

Reverse Stock Split Proposal. Approval of the Reverse Stock Split Proposal will require the affirmative vote of the holders of a majority of the voting power of the shares of the Company’s Class A Common Stock and Class B Common Stock, each voting separately as a class, entitled to vote on such proposal.

Class A Issuance Proposal. Approval of the Class A Issuance Proposal will require the affirmative vote of a majority of the issued and outstanding shares of Common Stock, represented in person (virtually) or by proxy at the meeting and entitled to vote on such proposal.

Director Election Proposal. With respect to the election of directors, assuming a quorum is present at the Annual Meeting, nominees for director are elected by a plurality of the votes cast at the meeting. “Plurality” means that the five individuals who receive the greatest number of votes cast “FOR” are elected as directors.

As indicated above, on the record date, the shares of Common Stock held by the Majority Holders represented approximately 2.5% of the Company’s issued and outstanding Common Stock and approximately 32.9% of the Company’s voting power. With respect to the Class A Issuance Proposal, given Ms. Luo’s involvement in the transaction, Ms. Luo has agreed to vote her shares in accordance with the majority vote of public holders on such proposal.

Q. What if I don’t want to vote for one or all of the proposals?

A. If you do not want to vote for the Authorized Share Proposal, Nasdaq Proposal, Reverse Stock Split Proposal, Class A Issuance Proposal and the board nominees listed under the Director Election Proposal, you must abstain, not vote, or vote against each such proposal.

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Q. How do I change my vote?

A. If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card to the Company’s secretary prior to the date of the Annual Meeting or by voting at the Annual Meeting. Attendance at the Annual Meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to the Company at 450 7th Avenue, Suite 905, New York, New York 10123.

Q. How are votes counted?	A. Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes.

Abstentions will have the same effect as a vote against the Authorized Share Proposal, Nasdaq Proposal, Reverse Stock Split Proposal, Class A Issuance Proposal and the Director Election Proposal. Broker non-votes should not occur, as discussed below. However, if any broker non-votes do occur, they will have no effect on the Authorized Share Proposal, Nasdaq Proposal, Reverse Stock Split Proposal, Class A Issuance Proposal and the Director Election Proposal.

Q. If my shares are held in “street name,” will my broker automatically vote them for me?

A. If your shares are held by your broker as your nominee (that is, in “street name”), you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. Discretionary items are proposals considered routine under the rules of the New York Stock Exchange applicable to member brokerage firms. These rules provide that for routine matters your broker has the discretion to vote shares held in street name in the absence of your voting instructions. On non-routine items for which you do not give your broker instructions, your broker does not have discretion to vote shares held in street name, and accordingly a “broker non-vote” may occur. We expect that all the matters to be considered at the meeting will be treated as non-routine matters. Because your broker may not vote on any matter unless your broker receive instructions from you, we do not expect broker non-votes to occur with respect to any matter.

Q. What is a quorum requirement?

A. A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares of Common Stock on the record date are represented by stockholders present at the Annual Meeting or by proxy.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote by submitting a ballot at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, a majority of the votes present at the Annual Meeting may adjourn the Annual Meeting to another date.

On the record date, the Majority Holders held approximately 2.5% of the Company’s issued and outstanding Common Stock and approximately 32.9% of the Company’s voting power (as a result of the higher voting rights of the Class A Common Stock).

Q. Who can vote at the Annual Meeting?

A. Only holders of record of the Company’s Common Stock at the close of business on May 8, 2026 are entitled to have their vote counted at the Annual Meeting and any adjournments or postponements thereof. On the record date, 130,701 shares of Class A Common Stock, 6,787,870 shares of Class B Common Stock and 522,801 shares of Series A Preferred Stock were outstanding and entitled to vote at the Annual Meeting.

Stockholder of Record: Shares Registered in Your Name. If on the record date your shares were registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote at the Annual Meeting by submitting a ballot at the meeting or you may vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares at the Annual Meeting unless you request and obtain a valid proxy from your broker or other agent.

Q. Does the board recommend voting for the approval of the proposals?

A. Yes. After careful consideration of the terms and conditions of the proposals, the board of directors of the Company has determined that the Authorized Share Proposal, the Nasdaq Proposal, Reverse Stock Split Proposal, Class A Issuance Proposal and the Director Election Proposal are fair to and in the best interests of the Company and its stockholders. The Board of Directors recommends that the Company’s stockholders vote “FOR” the Authorized Share Proposal, “FOR” the Nasdaq Proposal, “FOR” the Reverse Stock Split Proposal, “FOR” the Class A Issuance Proposal and “FOR” the director nominees listed under the Director Election Proposal.

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Q. What do I need to do now?

A. The Company urges you to read carefully and consider the information contained in this proxy statement and to consider how the proposals will affect you as a Company stockholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card.

Q. How do I vote?

A. If you are a holder of record of Company Common Stock, you may vote in person (virtually) at the Annual Meeting by submitting a proxy for the Annual Meeting. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the Annual Meeting and vote virtually if you have already voted by proxy.

If your shares of Common Stock are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Annual Meeting virtually. However, since you are not the stockholder of record, you may not vote your shares in person (virtually) at the Annual Meeting unless you request and obtain a valid proxy from your broker or other agent.

Q. What should I do if I receive more than one set of voting materials?

A. You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Company shares.

Q. Who is paying for this proxy solicitation?

A. The Company will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Q. Who can help answer my questions?	A. If you have questions about the proposals or if you need additional copies of the proxy statement or the enclosed proxy card you should contact:
Classover Holdings, Inc. 450 7th Avenue, Suite 905 New York, New York 10123 Attn: Hui Lou Telephone: (800) 345-9588
You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

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FORWARD-LOOKING STATEMENTS

This proxy statement contains forward-looking statements including within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All statements other than statements of historical fact contained in this proxy statement are “forward-looking statements” for purposes of this proxy statement. These statements involve known and unknown risks, uncertainties, assumptions and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “target,” “predict,” “project,” “contemplate,” “should,” “will,” “would,” “continue” or the negative or plural of those terms or other similar expressions.

The forward-looking statements in this proxy statement are only predictions. We based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our business, financial condition and results of operations. Forward-looking statements are inherently subject to risks, uncertainties and assumptions, some of which cannot be predicted or quantified and some of which are beyond our control. Risks, uncertainties and assumptions that may cause actual results to differ materially from current expectations include, among other things, those set forth in under the caption “Risk Factors” in this proxy statement and the Company’s most recent Annual Report on Form 10-K and its Quarterly Report on Form 10-Q filed with the SEC, as such factors may be updated from time to time.

Any forward-looking statement in this proxy statement reflects our current view with respect to future events, speaks only as of the date of this proxy statement, and is subject to these and other risks, uncertainties and assumptions. Given these uncertainties, you should not rely on these forward-looking statements as predictions of future events. Although we believe that the expectations reflected in the forward-looking statements are reasonable, our information may be incomplete or limited and we cannot guarantee future results. Moreover, we operate in an evolving environment. New risk factors and uncertainties may emerge from time to time, and it is not possible for management to predict all risk factors and uncertainties. Except as required by law, we do not plan, and assume no obligation, to update or revise these forward-looking statements for any reason, even if new information becomes available in the future. We qualify all of our forward-looking statements by these cautionary statements.

Website addresses referenced in this proxy statement are provided for convenience only, and the content on the referenced websites does not constitute a part of this proxy statement.

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THE AUTHORIZED SHARE PROPOSAL

On April 29, 2026, the Board unanimously adopted and declared the advisability of an amendment to the charter to increase the total number of shares of Class B Common Stock the Company is authorized to issue from 40,000,000 shares to 2,500,000,000 shares. The Board further directed that this amendment be considered at a Annual Meeting of stockholders. Accordingly, at the Annual Meeting, stockholders will vote on a proposal to approve this amendment.

The form of the certificate of amendment is attached as Annex A to this proxy statement. If approved by the stockholders, the amendment to the charter will become effective upon the filing of the certificate of amendment with the Nevada Secretary of State, which will occur as soon as reasonably practicable after the Annual Meeting.

Description of the Amendment to the Charter

If the amendment to the charter is approved, the Board will be authorized to issue the additional shares of Class B Common Stock, in its discretion (including pursuant to the Exchange Agreement), without further approval of the stockholders, and the Board does not intend to seek stockholder approval prior to any issuance of the shares of Class B Common Stock, unless stockholder approval is required by applicable law or securities exchange rules.

The additional shares of Class B Common Stock for which authorization is sought would be identical to the shares of Class B Common Stock the Company is presently authorized to issue. Holders of shares of Class B Common Stock are entitled vote on all matters submitted to Company stockholders for their vote or approval. Each share of Class B Common Stock has the voting power of one vote. Under the terms of the Company Bylaws, directors will be elected by a plurality of the votes cast by Company’s stockholders present in person virtually or represented by proxy at the meeting and entitled to vote thereon. All other matters presented to the Company’s stockholders at a meeting at which a quorum is present shall be determined by the vote of a majority of the votes cast by Company’s stockholders present in person virtually or represented by proxy at the meeting and entitled to vote thereon, unless the matter is one upon which, by applicable law, the charter, the Company’s Bylaws or applicable stock exchange rules, a different vote is required, in which case such provision shall govern and control the decision of such matter. Holders of shares of Class B Common Stock are entitled to receive dividends, as and if declared by the board of directors out of legally available funds, subject to any applicable preference of any then outstanding preferred stock. Upon the liquidation or dissolution of the Company, the holders of shares of Class B Common Stock are entitled to share ratably in those of Company’s assets that are legally available for distribution to Company stockholders after payment of liabilities and subject to the prior rights of the holders of preferred stock then outstanding.

Reasons for the Amendment to the Charter

The Board believes approval of the amendment is in the best interests of the Company and its stockholders. The authorization of additional shares of Class B Common Stock will enable the Company to sell the full amount of shares under the Exchange Agreement. The additional shares may also be used to expand the Company’s equity incentive plans if desired in the future, as well as for acquiring other businesses, or for forming strategic partnerships and alliances. The Company explores opportunities for strategic transactions that could result in the issuance of Class B Common Stock, including equity capital raises, as they arise or as the Company’s needs require. Although the Company frequently reviews various transactions, the Company has no current agreement or commitment to issue additional shares of its Class B Common Stock, except for issuances under the Exchange Agreement and other outstanding convertible securities.

The Board also considered certain risks of the amendment. The issuance of additional shares of Class B Common Stock for which authorization is sought may have a dilutive effect on earnings per share and on the equity and voting power of existing security holders of the Company’s capital stock. It may also adversely affect the market price of the Class B Common Stock. However, if the issuance of additional shares of Class B Common Stock allows the Company to pursue its business plan and grow its business, the market price of the Class B Common Stock may increase.

While not intended as an anti-takeover provision, the additional shares of Class B Common Stock for which authorization is sought could also be used by management to oppose a hostile takeover attempt or to delay or prevent changes in control or management of the Company. For example, without further stockholder approval, the Board could strategically sell shares of Class B Common Stock to purchasers who would oppose a takeover or favor the current Board. Although the amendment to the charter has been prompted by business and financial considerations and not by the threat of any hostile takeover attempt (nor is the Board currently aware of any such attempts directed at the Company), approval of the proposal could facilitate future efforts by management to deter or prevent changes in control of the Company, including transactions in which the stockholders might otherwise receive a premium for their shares over then current market prices. The Board is not aware of any attempt, or contemplated attempt, to acquire control of the Company, and the amendment is not being presented with the intent that it be utilized as a type of anti-takeover device or to secure management’s positions within the Company.

Required Vote and Recommendation

Approval of the Authorized Share Proposal requires the affirmative vote of a majority of the outstanding shares of Class B Common Stock. Neither Nevada law, nor the charter or bylaws, provides for appraisal or other similar rights for dissenting stockholders in connection with the Authorized Share Proposal. Accordingly, stockholders will have no right to dissent and obtain payment for their shares. Abstentions and broker non-votes, if any, will have the same effect as a vote “AGAINST” this proposal.

Board Recommendation

The board of directors recommends that stockholders vote “FOR” the approval of the Authorized Share Proposal.

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THE NASDAQ PROPOSAL

As described above, on December 29, 2025, we entered into the Exchange Agreement with the Investor who is the holder of the Company’s Senior Secured Convertible Notes issued on June 6, 2025 (the “Notes”) pursuant to a Securities Purchase Agreement, dated as of May 30, 2025, between the Company and the Investor (the “SPA”). The Exchange Agreement provided, among other things, for the Holder to initially exchange (the “Initial Exchange”) $2,000,000 of the Notes (including principal and interest) for 2,000 shares of the Company’s Series C Convertible Preferred Stock, par value $0.0001 per share (the “Series C Preferred Stock”), and, upon the mutual written agreement of the Company and the Investor, for the Investor to subsequently exchange additional amounts of the Notes (including principal, interest and other amounts outstanding with respect thereto) for additional shares of Series C Preferred Stock (the “Additional Exchanges”). The Initial Exchange was consummated upon execution of the Exchange Agreement. The consummation of any Additional Exchanges, in addition to being subject to the mutual agreement of the parties, is subject to customary closing conditions.

The Exchange Agreement requires the Company to obtain stockholder approval of the issuance of all the shares of Class B common stock issuable upon conversion of the Series C Preferred Stock in compliance with the rules and regulations of the Capital Market of The Nasdaq Stock Market. Accordingly, we are seeking approval of the issuance of shares of Class B common stock upon conversion of any shares of Series C Preferred Stock issued pursuant to the Exchange Agreement.

Under Nasdaq Listing Rule 5635(d), stockholder approval is required prior to the issuance of securities pursuant to any agreement in excess of 19.99% of the outstanding common stock at a price that is less than the “Minimum Price” (the lower of (i) the Nasdaq official closing price or (ii) the average closing price for the five trading days preceding the date of the binding agreement). The Exchange Agreement provides for the issuance of shares of Class B Common Stock at prices that could be below the Minimum Price.

Additionally, under Nasdaq Listing Rule 5635(b), stockholder approval is required when any issuance or potential issuance will result in a “change of control” of the issuer. Although Nasdaq has not adopted any rule on what constitutes a “change of control” for purposes of Rule 5635(b), Nasdaq has previously indicated that the acquisition of, or right to acquire, by a single invested or affiliated investor group, as little as 20% of the common stock (or securities convertible into or exercisable for common stock) or voting power of an issuer could constitute a change of control. Accordingly, under Nasdaq Rule 5635(b), the issuance of the shares of Class B Common Stock under the Exchange Agreement could result in a “change of control” of the Company.

As a result, we are seeking to obtain stockholder approval of the issuances under the Exchange Agreement pursuant to Nasdaq Listing Rules 5635.

Effects if the Nasdaq Proposal Is Approved

If the stockholders approve this proposal, all shares of Series C Preferred Stock could be converted into shares of Class B Common Stock, even in excess of 19.99% of the Company’s outstanding shares of Class B Common Stock as of December 29, 2025 (the date of the Exchange Agreement). The shares of Class B Common Stock issuable to the Investor would have the same rights and privileges as the shares of the Company’s currently authorized Class B Common Stock. The issuance of such shares will have a dilutive effect on the existing stockholders, including on the voting power and economic rights of the existing stockholders, and may result in a decline in the price of the Company’s Class B Common Stock or in greater price volatility.

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Effects if the Nasdaq Proposal Is Not Approved

If the stockholders do not approve this proposal, the Company will be unable to issue shares of its Class B Common Stock upon conversion of Series C Preferred Stock in excess of 19.99% of the Company’s outstanding shares of Class B Common Stock as of December 29, 2025. This may negatively impact the Company’s operations and require additional financing which may not be on terms favorable to the Company or available at all. In addition, if the Company’s stockholders do not approve this proposal, the Company will continue to seek stockholder approval of this proposal until it obtains such approval. As such, failure to obtain stockholder approval of this proposal will require the Company to incur the costs of holding one or more additional stockholder meetings until it obtains such approval.

Notwithstanding the foregoing, as indicated above, the shares of Common Stock held by the Majority Holders represented approximately 2.5% of the Company’s issued and outstanding Common Stock and approximately 32.9% of the Company’s voting power. The Majority Holders have indicated they intend to vote in favor of the Nasdaq Proposal.

Required Vote and Recommendation

The proposal requires the affirmative vote of a majority of the issued and outstanding shares of Common Stock, represented in person (virtually) or by proxy at the meeting and entitled to vote thereon. Abstentions will have the same effect as a vote “AGAINST” this proposal. Broker non-votes, if any, will not have any effect on the vote with respect to this proposal.

The board of directors recommends that stockholders vote “FOR” the approval of the Nasdaq Proposal.

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THE REVERSE STOCK SPLIT PROPOSAL

Our Board has approved, subject to stockholder approval, a reverse stock split of all of the outstanding shares of Common Stock at a ratio, ranging from 1-for-2 to 1-for-50, to be determined by the Company’s Board of Directors in its sole discretion.

Background and Purpose of the Proposal

Our articles of incorporation currently authorizes the Company to issue a total of 51,000,000 shares of capital stock, consisting of 1,000,000 shares of Class A Common Stock, 40,000,000 shares of Class B Common Stock and 10,000,000 shares of Preferred Stock. On April 29, 2026, subject to stockholder approval, the Board approved the Reverse Stock Split of the Common Stock at a ratio, ranging from 1-for-2 to 1-for-50, to be determined by the Company’s Board of Directors in its sole discretion, including shares held by the Company as treasury shares.

If the Reverse Stock Split Proposal is approved by our stockholders and the Reverse Stock Split is implemented, each share of Class A Common Stock and each share of Class B Common Stock will become a fraction of a share of Class A Common Stock and a fraction of a share of Class B Common Stock depending on the ratio determined by the Board. The number of authorized shares of Common Stock and the par value per share of the Common Stock will remain unchanged after the Reverse Split. The number of shares of the Company’s outstanding preferred stock will not be adjusted but the conversion price into Class B Common Stock of each such share will be adjusted accordingly. The per share exercise price of outstanding warrants would increase proportionately, and the number of shares of our Class B Common Stock issuable upon the exercise of outstanding warrants, would decrease proportionately, in each case based on a multiple relating to the fractional split determined by the Board. Fractional shares will not be issued in connection with the Reverse Split. Each stockholder who would otherwise hold a fractional share of Common Stock as a result of the Reverse Split will be treated in accordance with the NRS to be determined at the time of the effectuation of the Reverse Split. If such shares are subject to a warrant, each fractional share of Common Stock will be rounded down to the nearest whole share of Common Stock in order to comply with the requirements of Sections 409A and 424 of the Internal Revenue Code.

Reasons for the Reverse Stock Split Amendment

The primary goal of the Reverse Stock Split is to increase the per share market price of our Common Stock in order to continue to meet the $1.00 minimum per share bid price requirement for continued listing on Nasdaq. On the date of the mailing of this proxy statement, our Common Stock was listed on The Nasdaq Capital Market under the symbol “KIDZ.” The continued listing requirements of Nasdaq, among other things, require that our Common Stock must maintain a closing bid price in excess of $1.00 per share. Although our Common Stock is currently trading above that price, there is no assurance that it will continue to do so in the future.

If the Reverse Stock Split is effected, it would cause a decrease in the total number of shares of our Common Stock outstanding and increase the market price of our Common Stock. The Board believes that a decrease in the number of shares outstanding following the Annual Meeting is in our best interests and those of our stockholders and is likely to improve the trading price of our Common Stock and improve the likelihood that we will be allowed to maintain our listing on Nasdaq. Accordingly, the Board approved the Reverse Stock Split as being in the best interests of the Company.

Risks Associated with the Reverse Stock Split

The Reverse Stock Split May Not Increase the Price of our Common Stock Over the Long Term.

As noted above, the principal purpose of the Reverse Stock Split is to increase the trading price of our Common Stock to meet the Bid Price Requirement of Nasdaq. However, the effect of the Reverse Stock Split on the market price of our Common Stock cannot be predicted with any certainty, and we cannot assure you that the Reverse Stock Split will accomplish this objective for any meaningful period of time, or at all. While we expect that the reduction in the number of outstanding shares of Common Stock will proportionally increase the market price of our Common Stock, we cannot assure you that the Reverse Stock Split will increase the market price of our Common Stock by a multiple relating to the fractional split determined by the Board, or result in any permanent or sustained increase in the market price of our Common Stock. The market price of our Common Stock may be affected by other factors which may be unrelated to the number of shares outstanding, including the Company’s business and financial performance, general market conditions, and prospects for future success.

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The Reverse Stock Split May Decrease the Liquidity of our Common Stock.

The Board believes that the Reverse Stock Split may result in an increase in the market price of our Common Stock, which could lead to increased interest in our Common Stock and possibly promote greater liquidity for our stockholders. However, the Reverse Stock Split will also reduce the total number of outstanding shares of Common Stock, which may lead to reduced trading and a smaller number of market makers for our Common Stock, particularly if the price per share of our Common Stock does not increase as a result of the Reverse Stock Split.

The Reverse Stock Split May Result in Some Stockholders Owning “Odd Lots” That May Be More Difficult to Sell or Require Greater Transaction Costs per Share to Sell.

If the Reverse Stock Split is implemented, it will increase the number of stockholders who own “odd lots” of less than 100 shares of Common Stock. A purchase or sale of less than 100 shares of Common Stock (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers. Therefore, those stockholders who own fewer than 100 shares of Common Stock following the Reverse Stock Split may be required to pay higher transaction costs if they sell their Common Stock.

The Reverse Stock Split May Lead to a Decrease in our Overall Market Capitalization.

The Reverse Stock Split may be viewed negatively by the market and, consequently, could lead to a decrease in our overall market capitalization. If the per share market price of our Common Stock does not increase by a multiple relating to the fractional split determined by the Board, or following such increase does not maintain or exceed such price, then the value of our Company, as measured by our market capitalization, will be reduced. Additionally, any reduction in our market capitalization may be magnified as a result of the smaller number of total shares of Common Stock outstanding following the Reverse Stock Split.

Potential Consequences if the Reverse Stock Split Proposal is Not Approved

If the Reverse Stock Split Proposal is not approved by our stockholders, our Board will not have the authority to effect the Reverse Stock Split to, among other things, facilitate the continued listing of our Common Stock on Nasdaq by increasing the per share trading price of our Common Stock to help ensure a share price high enough to satisfy the $1.00 Bid Price Requirement. Any inability of our Board to effect the Reverse Stock Split could expose us to delisting from Nasdaq.

We have not proposed the Reverse Stock Split in response to any effort of which we are aware to accumulate our shares of Common Stock or obtain control of the Company, nor is it a plan by management to recommend a series of similar actions to our Board or our stockholders. Notwithstanding the decrease in the number of outstanding shares of Common Stock following the Reverse Stock Split, our Board does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

Effects of the Reverse Stock Split on Common Stock

If the Reverse Stock Split Proposal is approved by our stockholders and the Reverse Stock Split is implemented, each share of Class A Common Stock and each share of Class B Common Stock will become a fraction based on a multiple relating to the fractional split determined by the Board. The number of authorized shares of Common Stock and the par value per share of the Common Stock will remain unchanged after the Reverse Split. The number of shares of the Company’s outstanding preferred stock will not be adjusted but the conversion price into Class B Common Stock of each such share will be adjusted accordingly. The per share exercise price of outstanding warrants would increase proportionately, and the number of shares of our Class B Common Stock issuable upon the exercise of outstanding warrants, would decrease proportionately, in each case based on a multiple relating to the fractional split determined by the Board. Fractional shares will not be issued in connection with the Reverse Split. Each stockholder who would otherwise hold a fractional share of Common Stock as a result of the Reverse Split will be paid will be treated in accordance with the NRS to be determined at the time of the effectuation of the Reverse Split. If such shares are subject to a warrant, each fractional share of Common Stock will be rounded down to the nearest whole share of Common Stock in order to comply with the requirements of Sections 409A and 424 of the Code.

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The Reverse Stock Split will affect all stockholders equally and will not affect any stockholder’s proportionate equity interest in the Company, except for those stockholders who receive cash in lieu of a fractional share. None of the rights currently accruing to holders of our Common Stock will be affected by the Reverse Stock Split.

Following the Reverse Stock Split, the Board will have the authority, subject to applicable securities laws and applicable Nasdaq listing rules, to issue all authorized and unissued shares without further stockholder approval, upon such terms and conditions as the Board deems appropriate. We do not currently have any plans, proposals or understandings to issue the additional shares that would be available if the Reverse Stock Split is approved and effected, but some of the additional shares underly options and warrants, which could be exercised or converted after the Certificate of Amendment is effected.

Effect on Registered and Beneficial Stockholders

Upon the Reverse Stock Split, the Company intends to treat stockholders holding shares of our Common Stock in “street name” (that is, held through a bank, broker or other nominee) in the same manner as stockholders of record whose shares of Common Stock are registered in their names. Banks, brokers or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding shares of our Common Stock in “street name”; however, these banks, brokers or other nominees may apply their own specific procedures for processing the Reverse Stock Split. If you hold your shares of our Common Stock with a bank, broker or other nominee, and have any questions in this regard, the Company encourages you to contact your nominee.

Effect on “Book-Entry” Stockholders of Record

The Company’s stockholders of record may hold some or all of their shares electronically in book-entry form. These stockholders will not have stock certificates evidencing their ownership of our Common Stock. They are, however, provided with a statement reflecting the number of shares of Common Stock registered in their accounts.

Shares of Common Stock Issued and Outstanding

With the exception of the number of shares issued and outstanding, the rights and preferences of the shares of our Common Stock prior and subsequent to the Reverse Stock Split will remain the same. After the effectiveness of the Reverse Stock Split, we do not anticipate that our financial condition, the percentage ownership of management, the number of our stockholders, or any aspect of our business would materially change as a result of the Reverse Stock Split.

Our Common Stock is currently registered under Section 12(b) of the Exchange Act, and as a result, we are subject to the periodic reporting and other requirements of the Exchange Act. If effected, the proposed Reverse Stock Split will not affect the registration of our Common Stock under the Exchange Act or our periodic or other reporting requirements thereunder.

Anti-Takeover Effects

We have not proposed the Reverse Stock Split, with its corresponding increase in the authorized and unissued number of shares of Common Stock, with the intention of using the additional shares for anti-takeover purposes, although we could theoretically use the additional shares to make more difficult or to discourage an attempt to acquire control of the Company.

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We do not believe that our officers or directors have interests in this proposal that are different from or greater than those of any other of our stockholders.

Fractional Shares

Fractional shares will not be issued in connection with the Reverse Stock Split. Each stockholder who would otherwise hold a fractional share of Common Stock as a result of the Reverse Stock Split will be treated in accordance with the NRS to be determined at the time of the effectuation of the Reverse Split. If such shares are subject to an award, each fractional share of Common Stock will be rounded down to the nearest whole share of Common Stock in order to comply with the requirements of Sections 409A and 424 of the Code.

Appraisal Rights

Under the NRS, our stockholders are not entitled to appraisal or dissenter’s rights with respect to the Reverse Stock Split, and we will not independently provide our stockholders with any such rights.

Regulatory Approvals

The Reverse Stock Split will not be consummated, if at all, until after approval of the Company’s stockholders is obtained. The Company is not obligated to obtain any governmental approvals or comply with any state or federal regulations prior to consummating the Reverse Stock Split.

Material U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following is a discussion is a general summary of the material U.S. federal income tax consequences of the Reverse Stock Split to U.S. holders (as defined below). This discussion is included for general information purposes only, does not address all aspects of U.S. federal income tax law that may be relevant to U.S. holders in light of their particular circumstances and does not describe any potential state, local, or foreign tax consequences. The effects of other U.S. federal tax laws, such as estate and gift tax laws are not discussed. This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), current Treasury Regulations, administrative pronouncements of the Internal Revenue Service (“IRS”) and court decisions and interpretations, all as in effect as of the date hereof. These authorities may change or be subject to differing interpretations. Any such change or differing interpretation may be applied retroactively in a manner that could adversely affect a U.S. holder of the Nevada Common Stock. Any such changes could affect the continuing validity of this discussion. We have not sought and will not seek an opinion of counsel or any rulings from the IRS regarding the matters discussed below. There can be no assurance that the IRS or a court will not take, and possibly sustain, a contrary position to that discussed below regarding the tax consequences of the proposed Reverse Stock Split.

STOCKHOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE PARTICULAR FEDERAL, STATE, LOCAL, OR FOREIGN TAX CONSEQUENCES TO THEM OF THE REVERSE STOCK SPLIT.

This discussion does not address tax consequences to stockholders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, U.S. holders whose functional currency is not the U.S. dollar, partnerships (or other flow-through entities for U.S. federal income purposes and their partners or members), persons who acquired their shares or equity awards in connection with employment or other performance of services (who will not incur a taxable event in connection with the Reverse Stock Split), broker-dealers, foreign entities, nonresident alien individuals and tax-exempt entities. This summary also assumes that the Common Stock shares will be, held as “capital assets,” as defined in Section 1221 of the Code (generally, property held for investment).

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As used herein, the term “U.S. holder” means a holder that is, for U.S. federal income tax purposes:

•	an individual citizen or resident of the United States;

•	a corporation or other entity taxed as a corporation created or organized in or under the laws of the United States or any political subdivision thereof;

•	an estate the income of which is subject to U.S. federal income tax regardless of its source; or

•

a trust (A) if a U.S. court is able to exercise primary supervision over the administration of the trust and one or more “U.S. persons” (as defined in the Code) have the authority to control all substantial decisions of the trust or (B) that has a valid election in effect to be treated as a U.S. person.

A U.S. holder may be subject to information reporting with respect to any cash received in lieu of a fractional share in the Reverse Stock Split. There may be exceptions to the reporting requirements where the gross proceeds from the fractional share are less than $20. U.S. holders who are subject to information reporting and who do not provide a correct taxpayer identification number and other required information (such as by submitting a properly completed IRS Form W-9) may also be subject to backup withholding at the applicable rate. Any amount withheld under such rules is not an additional tax and may be refunded or credited against the U.S. holder’s U.S. federal income tax liability, provided that the required information is properly furnished in a timely manner to the IRS. Stockholders should consult their tax advisors regarding their qualification for an exemption from backup withholding and the procedures for obtaining such an exemption.

No gain or loss will be recognized by us as a result of the Reverse Stock Split.

Board Recommendation

The Board unanimously recommends that stockholders vote “FOR” the approval of the Reverse Stock Split Proposal.

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THE CLASS A ISSUANCE PROPOSAL

We are seeking approval of the future sale of up to an aggregate of 5,000,000 additional shares of Class A Common Stock to Hui Luo, the Company’s Chairwoman and Chief Executive Officer, at a price per share equal to 150% of the prevailing market price of the Class B Common Stock at the time of each issuance, with such prevailing market price defined as the greater of (i) the official closing price of the Class B Common Stock on the day of sale and (ii) the average official closing price of the Class B Common Stock for the five trading days immediately preceding such date. We believe selling additional shares of Class A Common Stock to Ms. Luo will maintain continuity of control of our company in the future and allow us to continue to advance our existing business plan without fear that a third party will attempt to seek to change the direction of our operations.

The sale of additional shares of Class A Common Stock to Ms. Luo for which authorization is sought will allow management to oppose a hostile takeover attempt or to delay or prevent changes in control or management of the Company. However, the Board is not aware of any attempt, or contemplated attempt, to acquire control of the Company at this time.

Effects if the Class A Issuance Proposal Is Approved

If the stockholders approve this proposal, the Company will have the ability to issue up to an additional 5,000,000 shares of Class A Common Stock to Ms. Luo at prices per share equal to the fair market value of such shares on the date of purchase. The shares of Class A Common Stock that may be sold to Ms. Lou would have the same rights and privileges as the shares of the Company’s currently authorized Class A Common Stock. The issuance of such shares will have a dilutive effect on the existing stockholders, including on the voting power and economic rights of the existing stockholders, and may result in a decline in the price of the Company’s Class B Common Stock or in greater price volatility.

Effects if the Class A Issuance Proposal Is Not Approved

If the stockholders do not approve this proposal, the Company will not sell the additional shares of Class A Common Stock to Ms. Luo.

Required Vote and Recommendation

The proposal requires the affirmative vote of a majority of the issued and outstanding shares of Common Stock, represented in person (virtually) or by proxy at the meeting and entitled to vote thereon. Abstentions will have the same effect as a vote “AGAINST” this proposal. Broker non-votes, if any, will not have any effect on the vote with respect to this proposal.

Given Ms. Luo’s involvement in the transaction, Ms. Luo has agreed to vote her shares in accordance with the majority vote of public holders on such proposal.

Board Recommendation

The board of directors recommends that stockholders vote “FOR” the approval of the Class A Issuance Proposal.

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THE DIRECTOR ELECTION PROPOSAL

The Board consists of five directors: Hui (Stephanie) Luo, Yan Zhang, Tracy Xiz, Mona Liang and Amanda Chang. The Board is nominating these five individuals for re-election at the Annual Meeting. Each director will hold office until the next annual meeting of stockholders or until their respective successors are duly elected and qualified or until their earlier death, resignation or removal. Each of the nominees has agreed to be named in this proxy statement and to serve as a director if elected.

The proxies solicited by our board of directors will be voted FOR the election of these nominees unless you provide other instructions. Our articles of incorporation do not provide for cumulative voting. Should any nominee become unavailable to stand for election, the proxies may be voted for a substitute nominee designated by the board, the board may reduce the number of authorized directors or a position on our board may be left vacant.

We believe that the combination of the various qualifications, skills and experiences of our directors contribute to the effectiveness and orderly functioning of our board and that, individually and as a whole, our directors possess the necessary qualifications to provide effective oversight of our business and quality advice to our management. Information regarding the experience and qualifications of each director nominee is set forth below in “Directors and Executive Officers”.

Required Vote and Recommendation

Nominees that receive the affirmative vote of a majority of the issued and outstanding shares of Common Stock, represented in person (virtually) or by proxy at the meeting and entitled to vote thereon, will be elected as directors. Abstentions and broker non-votes will not have any effect on the vote with respect to this proposal.

The board of directors recommends that stockholders vote “FOR” each of the nominees presented under the Director Election Proposal.

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THE ANNUAL MEETING

Date, Time and Place. The Annual Meeting of the Company’s stockholders will be held at 10:00 a.m. EST, June 4, 2026. The Annual Meeting will be a virtual meeting. You will be able to attend and participate in the Annual Meeting online by visiting https://www.cstproxy.com/classover/2026 or by calling the following numbers (listen-only):

Within the U.S. and Canada: 1 800-450-7155 (toll-free)

Outside of the U.S. and Canada: +1 857-999-9155 (standard rates apply)

Conference ID: 9474531#

Voting Power; Record Date. You will be entitled to vote or direct votes to be cast at the Annual Meeting, if you owned Company common stock at the close of business on May 8, 2026, the record date for the Annual Meeting. As of the record date, there are 130,701 shares of Class A Common Stock outstanding, 6,787,870 shares of Class B Common Stock outstanding and 522,801 shares of Series A Preferred Stock outstanding. The holders of our Class A Common Stock are entitled to 25 votes per share, holders of our Class B Common Stock are entitled to one vote per share and holders of our Series A Preferred Stock are entitled to one vote per share. Company warrants do not carry voting rights.

Proxies; Board Solicitation. Your proxy is being solicited by the Company’s Board of Directors on the proposals being presented to stockholders at the Annual Meeting. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares in person (virtually) at the Annual Meeting.

Required Vote

Authorized Share Proposal. Approval of the Authorized Share Proposal will require the affirmative vote of the holders of a majority of the voting power of the shares of the Company’s Class B Common Stock entitled to vote on such proposal.

Nasdaq Proposal. Approval of the Nasdaq Proposal will require the affirmative vote of the holders of a majority of the shares of the Company’s Common Stock and Series A Preferred Stock represented in person (virtually) or by proxy at the meeting and entitled to vote on such proposal.

Reverse Stock Split Proposal. Approval of the Reverse Stock Split Proposal will require the affirmative vote of the holders of a majority of the voting power of the shares of the Company’s Class A Common Stock and Class B Common Stock, each voting separately as a class, entitled to vote on such proposal.

Class A Issuance Proposal. Approval of the Class A Issuance Proposal will require the affirmative vote of the holders of a majority of the shares of the Company’s Common Stock and Series A Preferred Stock represented in person (virtually) or by proxy at the meeting and entitled to vote on such proposal.

Director Election Proposal. Approval of the Director Election Proposal will require the affirmative vote of the holders of a majority of the shares of the Company’s Common Stock and Series A Preferred Stock represented in person (virtually) or by proxy at the meeting and entitled to vote on such proposal.

Abstentions will have the same effect as a vote against the Authorized Share Proposal, Nasdaq Proposal, Reverse Stock Split Proposal, Class A Issuance Proposal and the Director Election Proposal. Broker non-votes should not occur, as discussed below. However, if any broker non-votes do occur, they will have no effect on the Authorized Share Proposal, Nasdaq Proposal, Reverse Stock Split Proposal, Class A Issuance Proposal and the Director Election Proposal.

Board Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE AUTHORIZED SHARE PROPOSAL, THE NASDAQ PROPOSAL, THE REVERSE STOCK SPLIT PROPOSAL, THE CLASS A ISSUANCE PROPOSAL AND THE DIRECTOR NOMINEES PRESENTED UNDER THE DIRECTOR ELECTION PROPOSAL.

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BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth certain information regarding the beneficial ownership of the Company’s Common Stock as of the record date by:

•	each person known by us to be the beneficial owner of more than 5% of our outstanding shares of Common Stock;

•	each of our officers and directors; and

•	all our officers and directors as a group.

As of the record date, there were a total of 130,701 shares of Class A Common Stock outstanding, 6,787,870 shares of Class B Common Stock outstanding and 522,801 shares of Series A Preferred Stock outstanding. Unless otherwise indicated, all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them. The following table does not reflect beneficial ownership of any warrants as they are not exercisable within 60 days of the date of this proxy statement.

Name and Address of Beneficial Owners(1)	Number of Class A Common Stock (#)	Percentage (%)	Number of Class B Common Stock (#)	Percentage (%)	% of Total Voting Power(2)
Executive Officers and Directors:
Hui Luo	130,731	100%	20,000	*	32.7%
Yanling Peng	-	-	24,200	*	*
Yan Zhang	-	-	-	-	-
Tracy Xia	-	-	-	-	-
Mona Liang	-	-	-	-	-
Amanda Chang	-	-	-	-	-
All Directors and Executive Officers as a group (6 Individuals)	130,731	100%	44,200	*	32.9%

Greater than 5% Holders:
Highbridge Capital Management, LLC(3)	-	-	44,076	9.9%	*
BlackRock, Inc.(4)	-	-	87,463	8.0%	*

____________________

*	Less than 1%.
(1)	Unless otherwise noted, the business address of each of the following entities or individuals is 450 7th Avenue, Suite 905, New York, New York 10123.
(2)

Percentage of total voting power represents voting power with respect to all shares of our Class A common stock and Class B Common Stock, as a single class. The holders of our Class A Common Stock are entitled to 25 votes per share, and holders of our Class B Common Stock are entitled to one vote per share.

(3)

Represents shares held by Highbridge Capital Management, LLC and certain funds and accounts which it acts as investment adviser for. The business address of Highbridge is 277 Park Avenue, 23rd Floor, New York, New York 10172. Information obtained from a Schedule 13G/A filed on February 17, 2026.

(4)	Represents shares held by BlackRock, Inc. The business address of BlackRock, Inc. is 50 Hudson Yards, New York, New York 10001. Information obtained from a Schedule 13G filed on April 27, 2026.

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DIRECTORS AND EXECUTIVE OFFICERS

Directors and Executive Officers

The following table sets forth the name, age and position of each of the Company’s executive officers and directors immediately after the Annual Meeting, assuming the election of the director nominees at the Annual Meeting.

Name	Age
Executive Officers
Hui (Stephanie) Luo	46	Chief Executive Officer, Chairwoman and Director
Yanling (Flora) Peng	30	Chief Financial Officer

Directors
Yan Zhang	43	Director
Tracy Xia	41	Director
Mona Liang	38	Director
Amanda Chang	46	Director

Executive Officers

Hui (Stephanie) Luo – Chief Executive Officer and Chairwoman

Stephanie Luo has served as Chief Executive Officer and chairwoman of the board of directors of the Company since April 2025. Ms. Luo is the founder and has been Chief Executive Officer of Class Over since the Company's inception in June 2020. Prior to launching the company, Ms. Luo founded Dream Legal Group in January 2018, a business and immigration legal service company based in New York City. Previously in October 2016, she founded Dream Go Inc., an education consulting and advisory company. Ms. Luo was also a founder and Chief Executive Officer of Tutor Cube from 2008 to 2010, an afterschool learning center in Queens, New York City. Ms. Luo holds a Master's Degree in Mathematics from Marshall University. Her educational and entrepreneurial experience is pivotal in steering the Company toward delivering high-quality educational offerings and innovative online learning solutions. We believe Ms. Luo is well-qualified to serve on our board of directors due to her operational expertise and relationships.

Yanling (Flora) Peng – Chief Financial Officer

Yanling (Flora) Peng has served as Chief Financial Officer of the Company since April 2025. Ms. Peng has served as Class Over’s Chief Financial Officer since March 2024. Ms. Peng joined Class Over in June 2020, serving as a General Manager until she took over the Chief Financial Officer position. From January 2019 to May 2020, Ms. Peng served as Financial and Marketing Manager of Dream Go Inc. From March 2018 to December 2018, she served as a Digital Marketing and Financial Specialist for Forward Pathway LLC, an educational consulting company. Ms. Peng received a Bachelor of Science in International Economics and Trade from Central South University of Forestry & Technology in China and a M.S. in Business Analytics from Fordham University.

Non-Employee Directors

Yan Zhang

Yan Zhang has served as a member of the board of directors since April 2025. She has been the President and a board member of Lion Group Holding Ltd (NASDAQ: LGHL) since May 2021. From September 2009 to June 2020, Ms. Zhang served as a manager, senior manager, and subsequently, principal of UHY Advisors NY, Inc., with her last role being a principal. From 2004 to 2007, Ms. Zhang served as a senior accountant of PricewaterhouseCoopers LLP in Beijing, China. Ms. Zhang received her bachelor’s degree and master’s degree both in Economics from Central University of Finance and Economics in Beijing, China, and obtained a second Master’s Degree in information assurance from The State University of New York at Albany. Ms. Zhang has been a member of The New York State Society of Certified Public Accountants since November 2010 and also a member of the New York Institute of Internal Auditors since September 2011. We believe Ms. Zhang is well-qualified to serve as a member of the Board due to her work experience and relationships.

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Tracy Xia

Tracy Xia has served as a member of the board of directors since April 2025. Since January 2018, she has served as the co-founder and Chief Operating Officer of Rejection Therapy, a pioneering learning and development platform that helps individuals and organizations overcome fear and unlock their full potential. Prior to this, she held various roles at major tech corporations. From August 2015 to December 2017, she was a Senior Program Manager at Google, where she successfully led the TOPPA career development community, growing its membership to over 5,000. From June 2011 to July 2015, Ms. Xia served as a Product Manager at Dell. She also co-founded the Bay Area Chinese Young Professional Fellowship in June 2014, which has provided career development training to hundreds of young professionals. Ms. Xia holds an Master’s Degree in Business Administration from the Fuqua School of Business at Duke University. We believe Ms. Xia is well-qualified to serve as a member of the board of directors due to her work experience and relationships.

Mona Liang

Mona Liang has served as a member of the board of directors since April 2025. Ms. Liang has served as a Project Manager and Business Analyst at TD Bank since November 2023, where she works in the Global AML (Anti-Money Laundering) department, focusing on management reporting, system enhancement proposals, and risk mitigation. From August 2021 to September 2023, she was a Project Manager at Prudential Financials. Ms. Liang co-founded TechWithU in April 2017, a staffing and consulting company in New York City, specializing in IT process optimization and business analytics solutions. From October 2015 to July 2019, she also served as a Project Manager and Business Analyst at Morgan Stanley Wealth Management. Ms. Liang holds a Master’s Degree in Economics from the State University of New York at Stony Brook. We believe Ms. Liang is well-qualified to serve as a member of the board of directors due to her work experience and relationships.

Amanda Chang

Amanda Chang has served as a member of the board of directors since April 2025. Since September 2023, Ms. Chang has served as a Marketing Director at Bodhi Meditation Center, a nonprofit organization based in New York. From January 2022 to August 2023, she has served as the E-commerce Marketing Regional Lead at 99 Ranch Market. From January 2016 to December 2021, she served as the Digital Marketing Lead at the Arts Culture Center New York. From June 2013 to November 2015, Ms. Chang worked as an art and fashion design consultant for clients in New York, Berlin, Los Angeles, and Beijing. From February2003 to December2011, she was a Project Manager at Far Rail Tours. Ms. Chang holds a Bachelor’s of Arts Degree in Art Design from Beijing Institute of Fashion Technology and an Associate’s of Arts Degree in Tourism & Marketing from Beijing Union University. We believe Ms. Chang is well-qualified to serve as a member of the board of directors due to her work experience and relationships.

Meetings

The Board of Directors met two times and acted by unanimous written consent 12 times in 2025 and has met one time and acted by unanimous written consent six times in 2026.

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Controlled Company Exemption

Hui Luo holds a majority of the voting power of the Company’s Common Stock and as a result, the Company is a “controlled company” within the meaning of applicable rules of Nasdaq. Under these rules, a company of which more than 50% of the voting power for the election of directors is held by an individual, group or another company is a “controlled company” and may elect not to comply with certain corporate governance requirements, including the requirements (a) that a majority of the board consists of independent directors; (b) for an annual performance evaluation of the nominating and corporate governance and compensation committees; (c) that the controlled company has a nominating and corporate governance committee that is composed entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities; and (d) that the controlled company has a compensation committee that is composed entirely of independent directors with a written charter addressing the committee’s purpose and responsibility. The Company currently satisfies all of Nasdaq’s corporate governance requirements and has not taken advantage of any of the exemptions available to it as a controlled company. If the Company determines in the future to avail itself of any of the corporate governance exemptions available to controlled companies, our shareholders may not have the same protections afforded to stockholders of companies that are subject to all of the Nasdaq corporate governance requirements. In the event that the Company ceases to be a “controlled company” and its Common Stock continues to be listed on Nasdaq, it will be required to comply with these provisions within the applicable transition periods.

Role of Board in Risk Oversight

One of the key functions of the board of directors is informed oversight of our risk management process. The board of directors does not currently have a standing risk management committee, but administers this oversight function directly through the board of directors as a whole, as well as through various standing committees of the board of directors that address risks inherent in their respective areas of oversight. In particular, the board of directors is responsible for monitoring and assessing strategic risk exposure and the board of directors’ Audit Committee has the responsibility to consider and discuss the Company’s major financial risk exposures and the steps management takes to monitor and control such exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The Audit Committee also monitors compliance with legal and regulatory requirements. The Company’s Compensation Committee also assesses and monitors whether the Company’s compensation plans, policies and programs comply with applicable legal and regulatory requirements.

Director Independence

The Company adheres to the listing rules of Nasdaq in affirmatively determining whether a director is independent. Nasdaq listing standards generally define an “independent director” as a person, other than an executive officer of a company or any other individual having a relationship which, in the opinion of the issuer’s board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

The board of directors has determined that each of the directors, other than Ms. Luo, qualifies as an independent director, as defined under the listing rules of Nasdaq, and that the board of directors consists of a majority of “independent directors,” as defined under the rules of the SEC and Nasdaq listing rules relating to director independence requirements. Although the board of directors presently consists of a majority independent directors, there can be no assurance that the Company will not avail itself of the exemption for controlled companies in the future, which would remove this requirement.

Committees of the Board of Directors

We have a standing Audit Committee, Compensation Committee and Nominating and Governance Committee. Each committee operates under a charter that has been approved by the board of directors. The committees have the composition and responsibilities described below.

Audit Committee

Yan Zhang, Mona Liang, and Amanda Chang are currently the members of the Audit Committee, with Yan Zhang serving as chair. The Audit Committee met 2 times in 2025 and has met one time in 2026. The Audit Committee meets Nasdaq audit committee composition requirements. Each member of the Audit Committee is financially literate. The board of directors of the Company has determined that of Yan Zhang qualifies as an “audit committee financial expert” as defined by the SEC.

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The functions of the Audit Committee include, among other things:

•	evaluating the performance, independence and qualifications of our independent auditors and determining whether to retain the existing independent auditors or engage new independent auditors

•	reviewing our financial reporting processes and disclosure controls;

•	reviewing and approving the engagement of our independent auditors to perform audit services and any permissible non-audit services;

•	reviewing the adequacy and effectiveness of our internal control policies and procedures, including the responsibilities, budget, staffing and effectiveness of our internal audit function;

•	reviewing with the independent auditors the annual audit plan, including the scope of audit activities and all critical accounting policies and practices;

•

obtaining and reviewing at least annually a report by our independent auditors describing the independent auditors’ internal quality control procedures and any material issues raised by the most recent internal quality-control review;

•	monitoring the rotation of partners of our independent auditors on the engagement team as required by law;

•

prior to engagement of any independent auditor, and at least annually thereafter, reviewing relationships that may reasonably be thought to bear on their independence, and assessing and otherwise taking the appropriate action to oversee the independence of the independent auditor;

•

reviewing annual and quarterly financial statements and reports, including the disclosures contained in “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” in periodic reports to be filed with the SEC and discussing the statements and reports with independent auditors and management;

•

reviewing with the independent auditors and management significant issues that arise regarding accounting principles and financial statement presentation and matters concerning the scope, adequacy and effectiveness of our financial controls and critical accounting policies;

•	reviewing with management and the auditors any earnings announcements and other public announcements regarding material developments;

•	establishing procedures for the receipt, retention and treatment of complaints received by Company regarding financial controls, accounting, auditing or other matters;

•	preparing the report that the SEC requires in our annual proxy statement;

•

reviewing and providing oversight of any related party transactions in accordance with our related party transaction policy and reviewing and monitoring compliance with legal and regulatory responsibilities, including our code of ethics;

•	reviewing our major financial risk exposures, including the guidelines and policies to govern the process by which risk assessment and risk management is implemented; and

•	reviewing and evaluating on an annual basis the performance of the Audit Committee and the Audit Committee charter.

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The composition and function of the Audit Committee complies with all applicable requirements of the Sarbanes-Oxley Act, all applicable SEC rules and regulations and all applicable Nasdaq listing rules. We will comply with future requirements of the SEC, Nasdaq or other applicable authority to the extent they become applicable to our company.

The Audit Committee has established a procedure whereby complaints or concerns regarding accounting, internal controls or auditing matters may be submitted anonymously to the Audit Committee by email.

Compensation Committee

Mona Liang, Tracy Xia, and Amanda Chang are currently the members of the Compensation Committee, with Mona Liang acting as chair. The Compensation Committee met two times in 2025 and has met one time in 2026. The Board has determined that each of the members of the Compensation Committee satisfies the independence requirements of Nasdaq and is a non-employee director, as defined in Rule 16b-3 promulgated under the Exchange Act.

The functions of the Compensation Committee include, among other things:

•	reviewing and approving the corporate objectives that pertain to the determination of executive compensation;

•	reviewing and approving the compensation and other terms of employment of our executive officers;

•	reviewing and approving performance goals and objectives relevant to the compensation of our executive officers and assessing their performance against these goals and objectives;

•	making recommendations to the Board regarding the adoption or amendment of equity and cash incentive plans and approving amendments to such plans to the extent authorized by the Board;

•	reviewing and making recommendations to the board of directors of Company regarding the type and amount of compensation to be paid or awarded to non-employee board members;

•	reviewing and assessing the independence of compensation consultants, legal counsel and other advisors as required by Section 10C of the Exchange Act;

•	administering our equity incentive plans, to the extent such authority is delegated by the Board;

•

reviewing and approving the terms of any employment agreements, severance arrangements, change in control protections, indemnification agreements and any other material arrangements for executive officers;

•

reviewing with management disclosures under the caption “Compensation Discussion and Analysis” in our periodic reports or proxy statements to be filed with the SEC, to the extent such caption is included in any such report or proxy statement;

•	preparing an annual report on executive compensation that the SEC requires in our annual proxy statement; and

•	reviewing and evaluating on an annual basis the performance of the Compensation Committee and recommending such changes as deemed necessary with the Board Company.

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The Compensation Committee may also, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other advisor and is directly responsible for the appointment, compensation and oversight of the work of any such advisor. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other advisor, the Compensation Committee will consider the independence of each such advisor, including the factors required by Nasdaq and the SEC.

The composition and function of the Compensation Committee complies with all applicable requirements of the Sarbanes-Oxley Act and all applicable SEC and Nasdaq rules and regulations. The Company will comply with future requirements of the SEC, Nasdaq or other applicable authority to the extent they become applicable to the Company. The Company maintains the Compensation Committee in accordance with the rules of Nasdaq notwithstanding the general availability of an exemption from those rules for controlled companies. There can be no assurance that the Company will not avail itself of the exemption for controlled companies in the future.

Nominating and Governance Committee

Tracy Xia, Mona Liang, and Amanda Chang are currently the members of the Nominating and Corporate Governance Committee, with Tracy Xia acting as chair. The Nominating and Governance Committee met one time in 2026 to approve the nomination of the directors for re-election at this meeting. The board of directors has determined that each of the members of the Compensation Committee satisfies the independence requirements of Nasdaq.

The Nominating and Governance Committee assists the Board by identifying and recommending individuals qualified to become members of the board of directors. The Nominating and Corporate Governance Committee is responsible for evaluating the composition, size and governance of the board of directors and its committees and making recommendations regarding future planning and the appointment of directors to the committees, establishing a policy for considering stockholder nominees to the board of directors , reviewing the corporate governance principles and making recommendations to the board of directors regarding possible changes; and reviewing and monitoring compliance with our Code of Business Conduct and Ethics.

The Company maintains the Nominating and Corporate Governance Committee in accordance with the rules of Nasdaq notwithstanding the general availability of an exemption from those rules for controlled companies. There can be no assurance that the Company will not avail itself of the exemption for controlled companies in the future.

Code of Business Conduct and Ethics

The board of directors has adopted a Code of Business Conduct and Ethics that applies to all of its directors, officers and employees, including its principal executive officer, principal financial officer and principal accounting officer. In the event the Company makes any amendments to, or grants any waiver from, a provision of the code that applies to its principal executive officer, principal financial officer or principal accounting officer that requires disclosure under applicable SEC or Nasdaq rules, the Company will disclose such amendment or waiver and reasons therefore in a Current Report on Form 8-K as required by SEC rules.

Indemnification Agreements

The Company has entered into indemnification agreements with each executive officer and director of the Company. The indemnification agreements provide that, subject to limited exceptions specified therein, the Company will indemnify its directors and officers for certain expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by a director or officer in any action or proceeding arising out of their services as one of the Company’s directors or officers or any other company or enterprise to which the person provides (or provided) services at the Company’s request.

Insider Trading Policy

We have an insider trading policy governing the purchase, sale, and other dispositions of our securities that applies to our directors, officers, employees, and consultants. The policy generally prohibits the purchase, sale or trade of our securities with the knowledge of material nonpublic information. We believe our insider trading policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and listing standards applicable to our company.

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EXECUTIVE COMPENSATION

This section discusses the material components of the executive compensation program for the Company’s named executive officers (“NEOs”) who are identified in the 2025 Summary Compensation Table below. This discussion contains forward-looking statements that are based on the Company’s current plans, considerations, expectations, and determinations regarding future compensation programs and related target milestones for the Company’s future results of operations.

2025 Summary Compensation Table

The following table presents information regarding the total compensation awarded to, earned by and paid to the Company’s NEOs for services during 2025 and 2024.

Name and Principal Position	Year	Salary ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Plan Compensation(1) ($)	Total ($)
Hui (Stephanie) Luo	2025	197,565	__	__	__	197,565
Chief Executive Officer	2024	84,000	__	__	__	84,000
Yanling (Flora) Peng	2025	169,783	__	__	__	169,783
Chief Financial Officer	2024	103,141	__	__	__	103,141

Narrative Disclosure to the Summary Compensation Table

Base Salaries

Our NEOs each receive a base salary to compensate them for services rendered to our Company. The base salary payable to each NEO is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role and responsibilities. Ms. Luo’s annual base salary during fiscal years 2025 and 2024 was $197,565 and $84,000 and Ms. Peng’s annual base salary during fiscal years 2025 and 2024 was $138,380 and $103,141.

On April 29, 2025, our Board of Directors and Compensation Committee approved and adopted an increase to the monthly base salary payable to Ms. Peng to $13,000 per month (or $156,000 on an annualized basis), effective May 1, 2025.

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Perquisites

We generally do not provide perquisites or personal benefits to our employees, including our NEOs.

Offer Letters and Employment Agreements with the Company’s NEOs

Ms. Luo has entered into an employment agreement with the Company. The terms of this agreement include an annual base salary of $240,000, payable monthly. Ms. Luo is also eligible for an annual bonus in cash, Company stock, or both, based on performance targets set by the Board. She will also participate in the Company’s equity incentive plans. Upon termination, Ms. Luo will receive any accrued but unpaid base salary, an additional amount equal to 50% of the then-current base salary, and any awarded but unpaid annual bonus for the preceding year.

All NEOs are eligible to participate in the employee benefit plans available to our employees, subject to the terms of such plans.

 Equity Incentive Plans

The Company has two equity incentive plans: the 2024 Plan which was adopted on November 22, 2024 and the 2025 Plan which was adopted on December 22, 2025. As of the date of this proxy statement, the Company has issued an aggregate of 46,740 shares of Common Stock under the 2024 Plan and an aggregate of 15,000 shares of Common Stock under the 2025 Plan.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

As of December 31, 2025 and 2024, the Company has related party transactions with the following affiliates and affiliated entities:

Related Party Name	Relationship
Hui Luo	Majority owner of the Company
Liu Yi	Spouse of Hui Luo
Genius Kid Class LLC	An entity controlled by Yi Liu
Dream Legal Group, Inc	An entity controlled by Hui Luo
Ideal Force LLC	An entity controlled by Yi Liu
Dreamgo Inc.	An entity controlled by Hui Luo

Due from related parties

	December 31, 2025	December 31, 2024

Dream Legal Group, Inc.	45,493	8,251
Total due from related parties	$63,316	$8,251

Due to related parties

	December 31, 2025	December 31, 2024

Luo Hui-accrued interest on promissory note	—	2,166
Luo Hui – promissory note, due on August 15, 2025; at a rate of 4% per annum	—	130,000
Due to Dream Go Inc.	63,316	117,379
Total due to related parties - current	$45,493	$249,545

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The following table represents related party transactions for the year ended December 31, 2025 and 2024:

		Year Ended December 31,
Name	Business Purpose of Transaction	2025	2024
Dream Legal Group, Inc	Sublease income	$104,105	$71,344
Dreamgo Inc.	Rent expense	361,011	361,011
Genius Kid Class LLC	Consulting revenue	—	300,000
Yi Liu	Interest expense	—	—
Luo Hui	Interest expense	—	—
Totals		$465,116	$532,356

Sublease income has been reflected as a reduction of general and administrative expenses in the accompanying consolidated statements of operations.

As of December 31, 2025 and 2024, the Company has the following right of use (ROU) assets and operating lease liabilities recognized from related party under ASC 842 (Note 4):

		December 31, 2025	December 31, 2024
Dreamgo Inc.	ROU assets	$1,246,766	$1,552,242
Dreamgo Inc.	Short term obligation under operating leases	$(195,353)	$(314,685)
Dreamgo Inc.	Long term obligation under operating leases	$(1,046,141)	$(1,241,495)

 On November 1, 2022, the Company entered into a sublease agreement with Dream Go Inc. pursuant to which Dream Go Inc. subleased to the Company the offices currently serving as the Company’s headquarters at 450 7th Avenue, New York, New York 10123. Dream Go Inc. is an entity controlled by Hui Luo, the Company’s chief executive officer. The lease expires October 31, 2029.

Related Person Transactions Policy

The Company’s board of directors has adopted a written related person transaction policy setting forth the policies and procedures for the review and approval or ratification of related person transactions. This policy covers, with certain exceptions set forth in Item 404 of Regulation S-K under the Securities Act, any transaction or arrangement, or any series of transactions or arrangements in which the Company (or its direct and indirect subsidiaries and controlled entities) is to be a participant, whether or not the Company is a party, and a related party has a direct or indirect material interest in such transaction (unless clearly incidental in nature or it is determined in accordance with the related person transaction policy that such interest is immaterial in nature such that further review is not warranted), including without limitation sales, purchases or other transfers of real or personal property, use of property and equipment by lease or otherwise, services received or provided, the borrowing and lending of funds, guarantees of loans or other undertakings and the employment by the Company of an immediate family member of a related person or a change in the terms or conditions of employment of such an individual that is material to such individual. In reviewing and approving any such transactions, the Company’s audit committee is tasked, in light of the relevant facts and circumstances whether the transaction is in, or not inconsistent with, the best interests of the Company, including, but not limited to, the position or relationship of the related person with the Company, materiality of the transaction, business purpose for and rationale of the transaction, whether the transaction is on terms comparable to those available on an arms-length basis or is on terms that the Company offers generally to persons who are not related persons, whether the transaction is in the ordinary course of business, the effect of the transaction on the Company’s business and operations, potential for a conflict of interest, and overall fairness. All such approved transactions must be reviewed and approved or ratified by the audit committee, taking into account the foregoing considerations, during the next meeting of the audit committee, or sooner if determined to be necessary by the Company’s general counsel.

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PRINCIPAL ACCOUNTING FEES AND SERVICES.

The Board has appointed Bush & Associates CPAs LLC to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. The Company expects that representatives of Bush & Associates CPAs LLC will be present at the Annual Meeting to make statements and to respond to appropriate questions from the Company’s stockholders.

Michael T. Studer CPA P.C. served as our independent registered public accounting firm for the fiscal year ended December 31, 2024 and from January 1, 2025 until the closing of the business combination with BFAC on April 4, 2025. Bush & Associates CPAs LLC has served as our independent registered public accounting firm since such date. The following is a summary of fees paid or to be paid to Michael T. Studer CPA P.C. and Bush & Associates CPAs LLC for services rendered during the fiscal years ended December 31, 2025 and 2024.

Audit Fees

During the fiscal years ended December 31, 2025 and 2024, audit fees paid to Michael T. Studer CPA P.C. were $0 and $75,000, respectively, and audit fees paid to Bush & Associates CPAs LLC were $165,000 and $0, respectively.

Audit-Related Fees

During the fiscal years ended December 31, 2025 and 2024, audit-related services, consisting of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our financial statements and are not reported under “Audit Fees,” were $0 and $0, respectively, paid to Michael T. Studer CPA P.C. and $15,000 and $0, respectively, paid to Bush & Associates CPAs LLC.

Tax Fees

During the fiscal years ended December 31, 2025 and 2024, no fees were paid to either Michael T. Studer or Bush & Associates CPAs LLC for tax services.

 Pre-Approval Policy

Our audit committee was formed in connection with the consummation of our business combination with BFAC. As a result, the audit committee did not pre-approve all of the foregoing services, although any services rendered prior to the formation of our audit committee were approved by our board of directors. Since the formation of our audit committee, and on a going-forward basis, the audit committee has and will pre-approve all auditing services and permitted non-audit services to be performed for us by our auditors, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the audit committee prior to the completion of the audit).

Change in Accountants

As described above, Michael T. Studer CPA P.C. previously audited the financial statements of Class Over Inc., the Company’s operating subsidiary, as of and for the year ended December 31, 2023 (the “2023 Financial Statements”). On July 3, 2025, the Company determined to dismiss Michael T. Studer CPA P.C. as the auditor of the 2023 Financial Statements and engaged Bush & Associates CPA LLC, the Company’s current auditor, to re-audit the 2023 Financial Statements. The decision to dismiss Michael T. Studer CPA P.C. and engage Bush & Associates CPA LLC as the auditor of the 2023 Financial Statements was approved by the Company’s Audit Committee. The foregoing had no impact on the financial statements of the Company as of and for the year ended December 31, 2024.

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The audit report of Michael T. Studer CPA P.C. on the 2023 Financial Statements (the only audit report provided by Michael T. Studer CPA P.C.) did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles, except for the inclusion of an explanatory paragraph as to Class Over’s ability to continue as a going concern.

During the two most recent fiscal years and through July 3, 2025, there were no (a) no “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with Michael T. Studer CPA P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Michael T. Studer CPA P.C., would have caused Michael T. Studer CPA P.C. to make reference to such disagreement in its report and (b) no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K).

Bush & Associates CPA LLC has served as the Company’s auditors since 2024 and audited the financial statements of Class Over as of December 31, 2024. Other than the foregoing, during the two most recent fiscal years and through July 3, 2025, neither the Company nor anyone on its behalf had consulted with Bush & Associates CPA LLC regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Bush & Associates CPA LLC concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires the Company’s directors and certain officers and holders of more than 10% of the Company’s common stock to file with the SEC initial reports of ownership of the Company’s common stock and other equity securities on Form 3 and reports of changes in such ownership on a Form 4 or Form 5. These Section 16 reporting persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. To the Company’s knowledge, during the fiscal year ended December 31, 2025, all reports required to be filed pursuant to Section 16(a) were filed on a timely basis.

STOCKHOLDER PROPOSALS

The Company’s bylaws contain provisions intended to promote the efficient functioning of stockholder meetings. Some of the provisions require advance notice to the Company of stockholder proposals or director nominations to be considered at an annual meeting. Under the Company’s bylaws, in order to properly bring stockholder proposals or director nominations before an annual meeting, even if the stockholder does not intend to include such proposal in the Company’s proxy materials, the stockholder must deliver written notice of such proposal or nomination to the Secretary not less than 60 days nor more than 90 days prior to the meeting; provided, however, that in the event that less than 70 days’ notice or prior public disclosure of the date of the annual meeting is given or made to stockholders, notice by a stockholder, to be timely, must be received no later than the close of business on the 10th day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS

Pursuant to the rules of the SEC, the Company and its agents that deliver communications to its stockholders are permitted to deliver to two or more stockholders sharing the same address a single copy of the Company’s proxy statement. Upon written or oral request, the Company will deliver a separate copy of the proxy statement to any stockholder at a shared address who wishes to receive separate copies of such documents in the future. Stockholders receiving multiple copies of such documents may likewise request that the Company deliver single copies of such documents in the future. Stockholders may notify the Company of their requests by calling or writing the Company at the Company’s principal executive offices at 450 7th Avenue, Suite 905, New York, New York 10123.

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WHERE YOU CAN FIND MORE INFORMATION

The Company files reports, proxy statements and other information electronically with the SEC as required by the Exchange Act. You may access information on the Company at the SEC website containing reports, proxy statements and other information at http://www.sec.gov. This proxy statement describes the material elements of exhibits and other information attached as annexes to this proxy statement. Information and statements contained in this proxy statement are qualified in all respects by reference to the copy of the relevant document included as an annex to this proxy statement. You may obtain additional information, or additional copies of this proxy statement, at no cost, by contacting us at the following address or telephone number:

Classover Holdings, Inc.

450 7th Avenue, Suite 905

New York, New York 10123

Tel: (800) 345-9588

In order to receive timely delivery of the documents in advance of the Annual Meeting, you must make your request for information no later than May 27, 2026.

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APPENDIX A

CERTIFICATE OF AMENDMENT

OF

ARTICLES OF INCORPORATION

OF

CLASSOVER HOLDINGS, INC.

——————————--

Pursuant to Section of 78.390 of the

Nevada Revised Statues

——————————--

The undersigned Chairperson of the Board and Chief Executive Officer of Classover Holdings, Inc. (the “Corporation”) does hereby certify:

FIRST: The name of the Corporation is Classover Holdings, Inc.

SECOND: The Articles of Incorporation of the Corporation is hereby amended by deleting the first paragraph of Article FOURTH in its entirety and by substituting the following new first paragraph of Article FOURTH in lieu thereof:

“FOURTH: The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is 2,511,000,000 of which (i) 2,501,000,000 shares shall be Common Stock of the par value of $0.0001 per share (“Common Stock”), representing (a) 50,000,000 shares of Class A Common Stock (“Class A Common Stock”) and (b) 2,500,000,000 shares of Class B Common Stock (“Class B Common Stock”), and (ii) 10,000,000 shares shall be Preferred Stock of the par value of $0.0001 per share.

THIRD: The foregoing amendment to the Corporation’s articles of incorporation was duly adopted in accordance with the provisions of Section 78.390 of the Nevada Revised Statues.

IN WITNESS WHEREOF, the undersigned has signed this certificate of amendment on this [____] day of [_____], 2026.

/s/ Hui Luo
Hui Luo
Chairwoman of the Board and Chief Executive Officer

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PROXY

CLASSOVER HOLDINGS, INC.

450 7th Avenue, Suite 905

New York, New York 10123

ANNUAL MEETING OF STOCKHOLDERS

JUNE 4, 2026

YOUR VOTE IS IMPORTANT

FOLD AND DETACH HERE

CLASSOVER HOLDINGS, INC.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON

JUNE 4, 2026

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and proxy statement, dated May 13, 2026, in connection with the Annual Meeting to be held at 10:00 a.m. EST on June 4, 2026 virtually at https://www.cstproxy.com/classover/2026, and hereby appoints Hui Luo and Yanling Peng the attorney and proxy of the undersigned, with power of substitution, to vote all shares of Classover Holdings, Inc. (the “Company”) registered in the name provided, which the undersigned is entitled to vote at the Annual Meeting of stockholders, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the accompanying proxy statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE AUTHORIZED SHARE PROPOSAL (PROPOSAL 1), “FOR” THE NASDAQ PROPOSAL (PROPOSAL 2), “FOR” THE REVERSE STOCK SPLIT PROPOSAL (PROPOSAL 3), “FOR” THE CLASS A ISSUANCE PROPOSAL (PROPOSAL 4) AND THE DIRECTOR ELECTION PROPOSAL (PROPOSAL 5).

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL PROPOSALS.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on June 4, 2026: This notice of meeting and the accompany proxy statement are available at https://www.cstproxy.com/classover/2026.

Proposal 1 — Authorized Share Proposal	FOR	AGAINST	ABSTAIN

Approve an amendment to the Company’s articles of incorporation to increase the total number of shares of Class B Common Stock the Company is authorized to issue from 40,000,000 shares to 2,500,000,000 shares.

	☐	☐	☐
Proposal 2 — Nasdaq Proposal	FOR	AGAINST	ABSTAIN
Approve the issuance of certain shares of the Company’s Class B Common Stock, in connection with the Exchange Agreement, as required by the listing rules of the Nasdaq Stock Market.	☐	☐	☐
Proposal 3 — Reverse Stock Split Proposal	FOR	AGAINST	ABSTAIN

Approve effect a reverse stock split of all of the outstanding shares of the Company’s Common Stock, at a ratio, ranging from 1-for-2 to 1-for-50, to be determined by the Company’s Board of Directors in its sole discretion.

	☐	☐	☐
Proposal 4 — Class A Issuance Proposal	FOR	AGAINST	ABSTAIN

Approve the future sale of up to an aggregate of 5,000,000 additional shares of Class A Common Stock to Hui Luo, the Company’s Chief Executive Officer, at a price per share as described in the proxy statement.

	☐	☐	☐

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Proposal 5 — Director Election Proposal	FOR	AGAINST	ABSTAIN
Election of the following director nominees, to hold office until the next annual meeting and until their respective successors are duly elected and qualified.
Hui Luo	☐	☐	☐
Yan Zhang	☐	☐	☐
Tracy Xia	☐	☐	☐
Mona Liang	☐	☐	☐
Amanda Chang	☐	☐	☐

Dated: ________________________2026

Stockholder’s Signature

Stockholder’s Signature

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL SET FORTH IN PROPOSAL 1, FOR” THE PROPOSAL SET FORTH IN PROPOSAL 2, FOR” THE PROPOSAL SET FORTH IN PROPOSAL 3, FOR” THE PROPOSAL SET FORTH IN PROPOSAL 4 AND “FOR” THE DIRECTOR NOMINEES SET FORTH IN PROPOSAL 5, AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.

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